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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 21, 2003

                         HOME CITY FINANCIAL CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             OHIO                          0-21809                    34-1839475
-------------------------------      ---------------------     ------------------------
(State or other jurisdiction of      (Commission File No.)     (IRS Employer I.D. No.)
         incorporation)

              2454 North Limestone Street, Springfield, Ohio 45503
             -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (937) 390-0470
                                                    ---------------------------



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Item 9.           Regulation FD Disclosure.

                  On April 21, 2003, Home City Financial Corporation issued a News Release announcing financial results for the first quarter of 2003. The News Release is included herein as Exhibit 99.1. This information is also deemed to be provided under Item 12, in accordance with Securities and Exchange Commission Release No. 33-8216.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HOME CITY FINANCIAL CORPORATION



                                  By:   /s/Charles A. Mihal
                                        -----------------------------
                                        Charles A. Mihal
                                        Treasurer and Chief Financial Officer


Date:  April 23, 2003